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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  19 June 2001


                          FLAG Telecom Holdings Limited
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


               Bermuda                                   000-29207                            N/A
  -----------------------------------       ---------------------------------     --------------------------------
    (State or other jurisdiction of             (Commission File Number)           (I.R.S. Employer Identification
             Incorporation)                                                                    Number)


              Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (441) 296-0909
        -----------------------------------------------------------------
             (Registrants' telephone number, including area code)

                                       n/a
        -----------------------------------------------------------------
         (former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS.

                  On 20 June 2001, FLAG Telecom Holdings Limited (the "Company") issued a press release announcing that in accordance with the Company's Bye-laws, Messrs. Alfred Giammarino and David Riffelmacher, both designees of Verizon International Holdings Limited ("Verizon") to the Company's Board of Directors, resigned as a result of Verizon's sale of 15 million of its shares in the Company to TGN Holdings Ltd., a subsidiary of Tyco International Ltd. ("Tyco"). Tyco also has waived its right to designate a Director under the Company's Bye-laws. The two vacancies in the Company's Board created by these resignations and waiver will create additional casual vacancies which the Board intends to fill at a later date.

                  On 3 July 2001, the Company issued a press release announcing the appointment of Peter O'Donoghue as the Company's Acting Chief Financial Officer to replace Mr. Larry Bautista who will be leaving the Company in August to pursue other interests.

                  These press releases are filed as exhibits to and incorporated by reference into this Form 8-K.

                  Any Internet addresses provided in these releases are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

Exhibit No.       Description
-----------       -----------

99.1              Press Release dated 20 June 2001 of the Company.
99.2              Press Release dated 3 July 2001 of the Company.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FLAG TELECOM HOLDINGS LIMITED


                                       By:  /s/ Stephen Ball
                                           ----------------------------
                                           Stephen Ball
                                           Acting General Counsel and Secretary



Dated:  13 July 2001




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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

99.1          Press Release dated 20 June 2001 of FLAG Telecom Holdings Limited
99.2          Press Release dated 3 July 2001 of FLAG Telecom Holdings Limited








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